UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2014

ATOSSA GENETICS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-35610 (Commission file number)	26-4753208 (IRS Employer Identification No.)

1616 Eastlake Ave. East, Suite 510, Seattle, Washington 98102
(Address of principal executive offices and zip code)

(800) 351-3902
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

The Audit Committee (the “Committee”) of the Board of Directors of Atossa Genetics Inc. (the “Company”) recently conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. As a result of this process, on June 24, 2014, the Company approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. On the same date, the Company dismissed KCCW Accountancy Corp. (“KCCW”) as the Company’s independent registered public accounting firm, effective immediately. The Committee approved these changes in the Company’s independent registered public accounting firm on June 24, 2014.

The reports of KCCW on the Company’s financial statements for each of the two fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of KCCW for these periods did contain going concern qualifications because the Company has been in the development stage since its inception and because it continues to incur net losses. In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012 and in the subsequent interim period through June 24, 2014, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with KCCW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KCCW would have caused KCCW to make reference to the matter in their report.

The Company has requested that KCCW furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of KCCW’s letter, dated June 25, 2014, is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

As set forth above, on June 24, 2014, the Company approved the engagement of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. During the fiscal years ended December 31, 2013 and 2012 and through June 24, 2014, neither the Company, nor anyone on its behalf, has consulted BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from KCCW Accountancy Corp. dated June 25, 2014.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ATOSSA GENETICS INC.

Date: June 25, 2014	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary